UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement

☐  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E) (2))

☒  Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to Section 240.14a-12

FRANKLIN FINANCIAL SERVICES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)

FRANKLIN FINANCIAL SERVICES CORPORATION

1500 Nitterhouse Drive

P.O. Box 6010

Chambersburg, PA 17201-6010

(717) 264-6116

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 29, 2025

TO THE SHAREHOLDERS OF FRANKLIN FINANCIAL SERVICES CORPORATION:

Notice is hereby given that, pursuant to the call of its directors, the regular Annual Meeting of Shareholders of FRANKLIN FINANCIAL SERVICES CORPORATION, Chambersburg, Pennsylvania, will be held on Tuesday, April 29, 2025, at 9:00 a.m. in a virtual meeting format only. You will not be able to attend the meeting physically. To be admitted to the annual meeting at www.meetnow.global/FRAF2025 and enter the control number found on your proxy card or voting instruction form. The purpose of the meeting is for considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect the three nominees identified in the accompanying Proxy Statement as directors to Class B for three-year terms and until their successors are elected and qualified.

2. SAY-ON-PAY. To provide a non-binding advisory vote approving the compensation paid to our named executive officers in 2024.

3. EMPLOYEE STOCK PURCHASE PLAN. To consider and vote upon a proposal to approve and adopt the Employee Stock Purchase Plan of 2025.

4. RATIFICATION OF THE SELECTION OF AUDITORS. To ratify the Audit Committee’s selection of Crowe LLP as Franklin Financial’s independent registered public accounting firm for 2025.

5. OTHER BUSINESS. To consider other business, if any, as may properly be brought before the meeting and any adjournments thereof.

Only those shareholders of record at the close of business on March 10, 2025 shall be entitled to notice of and to vote at the Annual Meeting.

This Notice of Annual Meeting of Shareholders and the accompanying proxy statement, annual report and proxy card are being mailed to shareholders on or about March 25, 2025.

You may vote by completing and returning the enclosed Proxy Card, internet, or by phone following the instructions provided on the Proxy Card.

BY ORDER OF THE BOARD OF DIRECTORS

MARK R. HOLLAR, Executive Vice President, Treasurer and Chief Financial Officer

Enclosures

March 25, 2025

GENERAL INFORMATION

On or about March 25, 2025, we mailed to our shareholders the Proxy Statement, the Notice of Annual Meeting of Shareholders, Annual Report and proxy card.

Date, Time and Place of Meeting

The Annual Meeting of the shareholders of Franklin Financial Services Corporation (hereinafter, "Franklin Financial" or the "Corporation") will be held Tuesday, April 29, 2025 at 9:00 a.m. a in a virtual meeting format only. You will not be able to attend the meeting physically. If you plan to attend the meeting virtually via the Internet, please follow the registration instructions below.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast.

You are entitled to participate in the Annual Meeting only if you were a shareholder of the Corporation as of the close of business on Record Date of March 10, 2025, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/FRAF2025. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 9:00 a.m., eastern time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Franklin Financial holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on April 24, 2025.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail :

Computershare

Franklin Financial Services Corporation Legal Proxy

P.O. Box 43001
Providence, RI 02940-3001

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call 1-888-724-2416.

To be admitted to the annual meeting at www.meetnow.global/FRAF2025 enter the control number found on your proxy card or voting instruction form. If you need assistance with your control number, please contact Amanda Ducey at (717) 261-3553 or amanda.ducey@f-mtrust.com.  You may vote during the annual meeting by following the instructions available on the meeting website during the meeting.

Who is entitled to vote?

Only shareholders of record at the close of business on March 10, 2025 are entitled to notice of and to vote at the meeting.

What proposals are to be voted on and how does the Board recommend I vote?

Shareholders will be asked to consider and vote upon the following matters at the Annual Meeting:

	Proposals	Board Recommendation
(1)	The election of three (3) directors to Class B for the term of three (3) years and until their successors are elected and qualified.	The Board recommends you vote FOR the proposal.
(2)	To provide a non-binding advisory vote on the compensation paid to our named executive officers in 2024 as disclosed in this proxy statement (“Say-On-Pay”).	The Board recommends you vote FOR the proposal.
(3)	To approve and adopt the Employee Stock Purchase Plan of 2025.	The Board recommends you vote FOR the proposal.
(4)	To ratify the Audit Committee’s selection of Crowe LLP as Franklin Financial’s independent registered public accounting firm for 2025.	The Board recommends you vote FOR the proposal.

How do I vote?

You may vote by completing and returning the enclosed Proxy Card, by internet, or by phone following the instructions provided on the Proxy Card.

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Franklin Financial for use at the Annual Meeting and any adjournments thereof.

The expense of soliciting proxies will be borne by Franklin Financial. In addition to the use of the mail and the Internet, the directors, officers, and employees of Franklin Financial and of any subsidiary may, without additional compensation, solicit proxies personally or by telephone.

Farmers and Merchants Trust Company of Chambersburg (hereinafter, "F&M Trust" or “the Bank”) is a wholly owned subsidiary of Franklin Financial. This Proxy Statement, while prepared in connection with the Annual Meeting of Shareholders of Franklin Financial, contains certain information relating to F&M Trust which will be identified where appropriate.

Revocability and Voting of Proxies

The execution and return of the enclosed proxy will not affect a shareholder's right to attend the virtual meeting and to vote at the meeting. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to Amanda Ducey, Corporate Secretary of Franklin Financial, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted:

FOR the election of the three (3) nominees identified in this Proxy Statement as directors to Class B for three-year terms;
FOR approval of the compensation paid to our named executive officers in 2024 as disclosed in this proxy statement (Say-on-Pay);
FOR approval and adoption of the Employee Stock Purchase Plan of 2025.
FOR the ratification of the Audit Committee’s selection of Crowe LLP as Franklin Financial’s independent registered public accounting firm for 2025.

The enclosed proxy confers upon the individuals named as proxies therein discretionary authority to vote the shares represented thereby on all matters that may come before the meeting in addition to the scheduled items of business, including unscheduled shareholder proposals and matters incident to the conduct of the meeting. Although the Board of Directors knows of no other business to be presented, in the event any other matters are brought before the meeting, the shares represented by any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Franklin Financial.

Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account under the Dividend Reinvestment Plan will not be voted.

Voting of Shares and Principal Holders Thereof

At the close of business on March 10, 2025, Franklin Financial had issued and outstanding 4,440,442 shares of common stock. There is no other class of stock outstanding.

A majority of the outstanding shares of common stock present in person or by proxy will constitute a quorum for the conduct of business at the Annual Meeting. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. In the case of the election of directors, the three candidates receiving the highest number of votes shall be elected directors of Franklin Financial. Accordingly, in the absence of a contested election, votes withheld from a particular nominee or nominees, abstentions and broker non-votes will not influence the outcome of the election. A majority of the votes cast by shareholders present in person or by proxy and entitled to vote at a meeting at which a quorum is present is required to approve each of the other proposals. Abstentions and broker non-votes will not be treated as votes cast and, therefore, will have no effect on whether or not a proposal is approved.

To the knowledge of Franklin Financial, no person owned of record or beneficially on December 31, 2024 more than five percent (5%) of the outstanding shares of common stock of Franklin Financial, except as shown:

Name and Address of Beneficial Owner	Shares Owned	Percent of Total Common Shares

FourthStone LLC *	441,298	9.97%
575 Maryville Centre Dr. Suite 110
Saint Louis, MO 63141

*Based on information reported in a Schedule 13F, filed with the Securities and Exchange Commission on February 13, 2025

Shares Held in Street Name

If your shares are held in "street name" by your bank or broker or other intermediary, you will receive voting instructions from your intermediary which you must follow in order for your shares to be voted in accordance with your directions. Many intermediaries permit their clients to vote via the internet or by telephone. Whether or not internet or telephone voting is available, you may vote your shares by returning the voting instruction card which you will receive from your intermediary.

Shareholder Proposals

Pursuant to Rule 14a-8 promulgated by the Securities and Exchange Commission (hereafter, the "SEC") and Section 2.4 of the Bylaws of Franklin Financial, shareholder proposals intended to be presented at the 2026 Annual Meeting of the shareholders of Franklin Financial must be received at the executive offices of Franklin Financial no earlier than October 26, 2025, and no later than November 25, 2025, in order to be eligible for inclusion in the proxy statement and proxy form to be prepared by Franklin Financial in connection with the 2026 Annual Meeting. A shareholder proposal which does not satisfy the notice and other requirements of SEC Rule 14a-8 and the Bylaws of Franklin Financial is not required to be included in Franklin Financial’s proxy statement and proxy form and may not be presented at the 2026 Annual Meeting. All shareholder proposals should be sent to:

Franklin Financial Services Corporation

Attention: President

P.O. Box 6010

Chambersburg, PA 17201-6010.

Availability of Proxy Materials for the Shareholders Meeting to Be Held on April 29, 2025

This Proxy Statement, the form of proxy and the 2024 Annual Report to Shareholders are available at:

www.edocumentview.com/fraf

CORPORATE GOVERNANCE POLICIES, PRACTICES AND PROCEDURES

Franklin Financial is and always has been committed to the highest ideals in the conduct of its business and to observing sound corporate governance policies, practices and procedures.

In order to comply with the requirements of the Sarbanes-Oxley Act and related SEC rules and regulations, Franklin Financial has taken a number of actions which are intended to strengthen and improve its commitment to sound corporate governance. These actions include the following:

•The Board of Directors has adopted formal Corporate Governance Guidelines, a copy of which is posted on Franklin Financial's website at www.franklinfin.com, under Corporate Information/Corporate Governance.

•The Board of Directors has adopted a Conflicts of Interest Policy for Directors and Executive Officers that focuses on issues of ethical business conduct relating to conflicts of interest, which is contained in the Code of Ethics policy and is posted on Franklin Financial’s website at www.franklinfin.com, under Corporate Information/Corporate Governance.

•The Board of Directors has adopted a Code of Ethics Applicable to Senior Executives addressing the integrity of Franklin Financial’s periodic reports filed with the Securities and Exchange Commission and other public communications, and compliance with all applicable governmental rules and regulations, as required by the Sarbanes-Oxley Act and related SEC rules and regulations, which is posted on Franklin Financial’s website at www.franklinfin.com, under Corporate Information/Corporate Governance.

•The Board of Directors has adopted an Insider Trading Policy, that governs the purchase, sale, and/or other dispositions of its securities by directors, officers and employees, a copy of which is posted on Franklin Financial’s website at www.franklinfin.com, under Corporate Information/Corporate Governance. The Corporation believes that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards.

•The Board of Directors has adopted written charters for its Audit, Compensation and Personnel, and Nominating and Corporate Governance Committees, copies of which are posted on Franklin Financial's website at www.franklinfin.com, under Corporate Information/Corporate Governance.

Pursuant to the terms of its Corporate Governance Guidelines, Franklin Financial’s "independent directors" meet at least quarterly in executive session (i.e., without the presence of the Chief Executive Officer or other members of Franklin Financial's management).

The Board conducts an annual self-assessment of its overall effectiveness and of each individual Director. The process is led by the Nominating and Corporate Governance Committee and the results are reviewed collectively as a Board and with each individual Director.

PROPOSAL 1 - ELECTION OF DIRECTORS

General Information

The Bylaws of Franklin Financial provide that the Board of Directors shall consist of not less than five nor more than twenty-five individuals and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years so that the term of office of one class of directors shall expire in each year. Finally, the Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

A majority of the Board of Directors may increase or decrease the number of directors between meetings of shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until a successor director is duly elected by the shareholders at the next Annual Meeting at which directors in this class are elected.

Franklin Financial’s Bylaws provide for the mandatory retirement of directors upon reaching age 76. The Corporate Governance Guidelines provide that no director may be nominated to a new term if they will be age 75 or older at the time of election.

The Board of Directors has determined that the Board shall consist of twelve (12) directors. There are four (4) directors whose terms of office will expire at the 2025 Annual Meeting, and seven (7) continuing directors whose terms of office will expire at the 2026 or 2027 Annual Meeting and one (1) Director, Director Jennings whose term expires at the 2025 Annual meeting and has not been nominated for election due to reaching the mandatory retirement age. Director Henry will be resigning from the Board of Directors, coinciding with his retirement as CEO of the Corporation on April 29, 2025. The Board of Directors has determined that upon the departure of Directors Jennings and Henry, the Board shall consist of ten (10) directors.

The Board of Directors has nominated the following persons for election to the Board of Directors at the 2025 Annual Meeting to the class and for the term specified below:

CLASS B

For a Term of Three Years

Martin R. Brown Gregory A. Duffey Gregory I. Snook

In the event that any of the foregoing nominees are unable to accept nomination or election, the shares represented by any proxy given pursuant to this solicitation will be voted in favor of such nominees as the Board of Directors of Franklin Financial may recommend. The Board of Directors, however, has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

The Board of Directors recommends you vote FOR the election of the three (3) director nominees.

Nominations for Election of Directors

In accordance with Section 3.5 of the Bylaws of Franklin Financial, any shareholder of record entitled to vote for the election of directors who is a shareholder on the record date and on the date of the meeting at which directors are to be elected may nominate a candidate for election to the Board of Directors, provided that the shareholder has given proper written notice of the nomination, which notice must contain certain prescribed information and must be delivered to the President of Franklin Financial not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. The Chairman of the meeting must determine whether a nomination has been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, such nomination and any votes cast for the nominee shall be disregarded.

Shareholders may also recommend qualified individuals for consideration by the Nominating and Corporate Governance Committee to be included in Franklin Financial's proxy materials as a nominee of the Board of Directors. A shareholder who wishes to make such a recommendation must submit their recommendation in writing addressed to:

Chairman of the Board

Franklin Financial Services Corporation

P.O. Box 6010

Chambersburg, Pennsylvania 17201-6010.

The recommendation must include the proposed nominee's name and qualifications and must be delivered not less than 120 days prior to the anniversary date of the immediately preceding annual meeting.

Nominating and Corporate Governance Committee Process for the Selection and Evaluation of Nominees

Franklin Financial's Board of Directors has adopted a Job Description identifying the qualifications expected of a member of the Board of Directors and the criteria to be applied by the Nominating and Corporate Governance Committee in evaluating candidates who will be recommended to the Board of Directors as nominees for election to the Board. A candidate must possess good business judgment and must be free of any relationship which would compromise their ability to properly perform the duties of a director. A candidate must have sufficient financial background and experience to be able to read and understand financial statements and to evaluate financial performance. A candidate should have proven leadership skills and management experience and should be actively involved in the community served by Franklin Financial and its subsidiaries. A candidate must be willing and able to commit the time and attention necessary to actively participate in Board affairs. In addition, a candidate must be a person of integrity and sound character. Although the Nominating and Corporate Governance Committee does not have a policy with regard to considering diversity in identifying nominees for director, the Committee does consider whether a candidate’s age, background, skills and experience will compliment or supplement those of other members of the Board of Directors in order to achieve an appropriate balance and diversity of such qualities and characteristics.

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating potential nominees for election to the Board of Directors. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that a vacancy is anticipated or otherwise arises, the Nominating and Corporate Governance Committee typically considers and interviews several potential candidates for appointment to fill the vacancy. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, shareholders and other persons. These candidates are evaluated by the Nominating and Corporate Governance Committee and may be considered at any time during the year. In evaluating potential nominees, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, skills and experience on the Board. The Nominating and Corporate Governance Committee has not engaged third party consultants in connection with the identification or evaluation of potential nominees.

The Nominating and Corporate Governance Committee will consider individuals recommended by shareholders as potential nominees for election to the Board of Directors, provided that recommendations are made in accordance with the procedures described above under the caption "Nominations for Election of Directors." A potential nominee who is recommended by a shareholder will be evaluated by the Nominating and Corporate Governance Committee in the same fashion as other individuals who are considered by the Committee as potential candidates for election to the Board of Directors.

Director Independence

The Board of Directors has determined that each director is an "independent director," as such term is defined in the NASDAQ Stock Market Rules except for Timothy G. Henry, CEO, Franklin Financial Services Corporation and Farmers and Merchants Trust Company and Criag W. Best, President, Franklin Financial Services Corporation and Farmers and Merchants Trust Company. In determining the directors’ independence, the Board considered loan transactions between the Bank and the Directors, their family members and businesses with whom they are associated, as well as any contributions made to non-profit organizations with whom they are associated.

Information about Nominees and Continuing Directors

Information concerning the three (3) individuals nominated for election to Class B of the Board of Directors of Franklin Financial at the 2025 Annual Meeting and concerning the seven (7) continuing directors follows. Director Jennings’ term expires at the 2025 Annual Meeting and he has not been nominated for election due to reaching the mandatory retirement age. Director Henry will be resigning from the Board of Directors, coinciding with his retirement as CEO of the Corporation on April 29, 2025.

CLASS B DIRECTORS (Term expires 2025)

Martin R. Brown - Age 73
Independent Director

Year Became Director: 2006
Committee Chair: Trust
Committees: Audit, Compensation and Personnel, Executive

Mr. Brown graduated with honors from the Pittsburgh Institute of Mortuary Science in 1973. He is a licensed Pennsylvania Funeral Director who assists with the operation of three family-owned funeral homes within the Corporation’s Fulton and Huntingdon County market area. Additionally, Mr. Brown is President of M.R. Brown Management, Inc. where he is the managing general partner of Sandy Ridge Express convenience store, Sandy Ridge A&W Restaurant and Marymart Family LP, which owns Sandy Ridge Station Mall. Along with his wife, Mr. Brown is the owner of the Sandy Ridge Market, a full-service grocery store located at the Sandy Ridge Station Mall. Mr. Brown has served and continues to serve on the boards of organizations within the Corporation's Fulton and Huntingdon County market area. The Board of Directors values Mr. Brown's entrepreneurial background and business management experience and his status as a business leader in the Corporation’s Fulton and Huntingdon County market area.

Gregory A. Duffey - Age 66
Independent Director

Year Became Director: 2015
Committee Chair: Strategic
Committees: Asset-Liability, Executive, Nominating and Corporate Governance, Trust, Strategic

Mr. Duffey recently retired after 44 years in the Property/Casualty Insurance business. Mr. Duffey began his insurance career in 1980 after attending Shippensburg University. He was owner/partner of CFPM Insurance in Waynesboro for 31 years and most recently a Senior Account Executive for Blue Ridge Risk Partners. The Board of Directors values Mr. Duffey's experience as a business and community leader. Mr. Duffey has been very active in the Corporation's Franklin County market area having served on numerous boards in leadership positions of non-profit community development organizations.

Gregory I. Snook - Age 67
Independent Director

Year Became Director: 2022
Committees: Compensation and Personnel, Trust

Mr. Snook has been the President and CEO of the Washington County Industrial Foundation (CHIEF), an organization which helps develop real estate for the purpose of enhancing economic and community development for business and industrial expansion in Washington County, since 2011. He is the Executive Director of the Alice Virginia and David W. Fletcher Foundation, which provides aid and encouragement to charitable organizations.

Mr. Snook has served on the Hagerstown Community College Board of Trustees since 2007, is a member of the Washington County Chamber of Commerce and served as President of the Board of County Commissioners of Washington County from 1990-2006. He also previously served as Chairman of the Board of Trustees of the Meritus Medical Center and currently services on Meritus Medical School of Osteopathic Medicine.

Mr. Snook attended Hagerstown Community College and is a graduate of Leadership Maryland. As a lifelong resident of Washington County, Maryland, Mr. Snook brings to the Board a wealth of experience and knowledge and is active in various committees and community organizations. The Board values his understanding of board governance and strong business acumen.

CLASS A DIRECTORS (Term expires 2026)

G. Warren Elliott - Chairman of the Board - Age 70
Independent Director

Year Became Director: 1991
Board Chair since 2012
Board Vice-Chair: 2010-2011
Committee Chair: Compensation and Personnel and Executive
Committees: Asset-Liability, Audit, Enterprise Risk, Nominating and Corporate Governance, Strategic

Mr. Elliott graduated with honors with a B.A. in Public Administration and an M.S. in Public Administration from Shippensburg University in 1976 and 1977 respectively. He is a Distinguished Alumnus of Shippensburg University and in 2014 he was presented an honorary Doctoral degree in Public Service. He is also a Distinguished Alumnus and Centennial Fellow of Penn State Mont Alto.

Mr. Elliott is currently President of Cardinal Crossings, Inc. and CCI Properties, LLC, municipal government consulting and real estate investment firms. From 1991 to 1995 he served as an adjunct faculty member at Shippensburg University teaching state and local government. Mr. Elliott also served Franklin County as a Commissioner for many years and as Chairman of the Board of Commissioners from 1996 to 2007. Mr. Elliott has been recognized by a number of civic organizations with awards. In 2023, he was recognized as one of fifty Pennsylvanians over the age of 50 for community leadership. Mr. Elliott has served and continues to serve on the boards of numerous organizations within the Corporation’s trade area. He also serves as a member of the Chesapeake Bay Commission and as President of the Historic Letterkenny Chapel and 9/11 Memorial Park Board. The Board of Directors values Mr. Elliott’s considerable knowledge regarding county and local government, his entrepreneurial experience with business and sales, as well as the leadership skills he has developed through his service in Franklin County government and civic service.

Craig W. Best - Age 64
President - Franklin Financial Services Corporation and Farmers and Merchants Trust Company of Chambersburg
Year Became Director: 2025

Mr. Best joined Franklin Financial and F&M Trust as the President on January 14, 2005. He was appointed as a Class A Director on January 16, 2025. Mr. Best previously served as Chief Executive Officer and director for Peoples Financial Services Corp., Scranton, Pennsylvania and its wholly owned subsidiary, Penn Security Bank and Trust Company, Scranton, Pennsylvania, from May 2020 until December 31, 2024. Prior to that and upon the completion of a merger with Penseco Financial Services Corporation, from November 2013 until May 2020, Mr. Best served as the President and Chief Executive Officer of Peoples Financial Services Corp. and Peoples Security Bank and Trust Company. From 2006 until November 2013, he served as President and Chief Executive Officer of Penseco Financial Services Corporation and its wholly owned subsidiary, Penn Security Bank and Trust Company. Prior to that, Mr. Best served as Chief Operating Officer of First Commonwealth Bank, a $6.2 billion financial services institution headquartered in Indiana, Pennsylvania, from July 2000 to December 2005 The Pennsylvania Banking Code requires that a bank president be a member of the bank’s board of directors. In addition, the Board believes that it is important that the President serve as a Director so that the President may interact with his fellow Directors on a peer to peer basis. The Board of Directors values Mr. Best’s depth and breadth of experience in the banking industry and has concluded he is qualified to serve as a director.

Stanley J. Kerlin - Age 71
Independent Director

Year Became Director: 2006
Committee Chair: Asset-Liability
Committees: Enterprise Risk, Executive, Trust

Mr. Kerlin graduated Cum Laude with a B.A. Degree in History from Elizabethtown College in 1976 and a J.D. Degree from Dickinson School of Law in 1979. Mr. Kerlin has engaged in the active practice of law for over 45 years and has owned and operated his own law practice as both a partner and a sole practitioner. Mr. Kerlin is active in his church and in several community and political organizations within the Corporation's Fulton and Huntingdon County market area. Mr. Kerlin's knowledge of business and management provide valuable insight to the Board. The Board of Directors values Mr. Kerlin’s perspective as a lawyer and community leader in the Corporation’s Fulton and Huntingdon County market area.

Kimberly M. Rzomp - Age 68
Independent Director

Year Became Director: 2019
Committees: Asset-Liability, Audit, Enterprise Risk, Strategic, Trust

Ms. Rzomp graduated from Lycoming College in 1978 with a B.A. in Economics and Business Administration and Shippensburg University in 1987 with an M.B.A.

Ms. Rzomp is the former (retired) Chief Financial Officer for Summit Health, a $600 million non-profit health care system located in south-central Pennsylvania. WellSpan Health acquired Summit Health in 2018 at which time the Franklin Region became known as WellSpan SummitHealth. Summit Health is comprised of two acute care hospitals, Chambersburg and Waynesboro Hospitals, a cancer care center, and a medical group of 250 providers.  In her role, she was the primary corporate officer for Board committees including Finance, Audit and Compliance, and Investment.  She was a voting member of Summit Physician Services Board of Directors, and Treasurer for all Boards of Summit Health.

Ms. Rzomp was a former volunteer Board member for the Shook Home and United Way of Franklin County.  Ms. Rzomp’s knowledge of business and management, financial operations, auditing and compliance, financial planning, and risk management is valuable to the Board.

CLASS C DIRECTORS (Term expires 2027)

Kevin W. Craig - Age 60
Independent Director

Year Became Director: 2020
Committee Chair: Audit
Committees: Asset-Liability, Enterprise Risk, Executive, Nominating and Corporate Governance, Strategic

Mr. Craig graduated with a B.S. in Accounting from the Pennsylvania State University in 1987. After graduation he worked for Ernst & Young where he received his certified public accounting license (currently inactive).

Mr. Craig is the CEO of Pro-Cut Construction Services, Inc., a regional concrete sawing and drilling contractor. He is the former owner of DriveKore, Inc., a regional construction tool and fastener supply company. His career spans over 35 years, beginning as a CPA at Ernst and Young and then holding CFO positions at several venture capital backed companies before purchasing DriveKore, Inc. in 1999. He previously was the President and Treasurer of the West Shore Country Club in Camp Hill, PA. The Board of Directors values Mr. Craig’s accounting and business expertise and his insights pertaining to the construction industry and privately held businesses. He is a lifelong resident of Central Pennsylvania and is an active business and community leader.

Daniel J. Fisher - Age 68
Independent Director

Year Became Director: 2010
Committee Chair: Nominating and Corporate Governance
Committees: Audit, Compensation and Personnel, Executive, Strategic

Mr. Fisher graduated from Muhlenberg College with a B.A. in Business Administration in 1978 and from Lehigh University with a MS in Management Science in 1986.

Mr. Fisher retired as President and CEO of D. L. Martin Company on June 30, 2017 and remains active on its Board, and as an Operations Consultant. Mr. Fisher also serves on the Board of Managers of Alliance Elevator Systems, Greencastle, PA. He also holds a minority position and serves on the Board of Structural Elements, Hagerstown, MD. The Board of Directors values Mr. Fisher’s manufacturing background and experience. Mr. Fisher is active in his community and the Corporation’s Franklin County market area, where he has served and continues to serve on various boards.

Donald H. Mowery - Age 73
Independent Director

Year Became Director: 2006
Committee Chair: Enterprise Risk
Committees: Executive, Nominating and Corporate Governance

Mr. Mowery is the sole member of D H Mowery Investments, LLC investing in equities and real estate partnerships. Mr. Mowery was the third-generation former owner and CEO of R. S. Mowery & Sons, Inc., a regional construction contracting firm founded in 1925; having sold this business in 2017. Additionally, Mr. Mowery was the managing partner of RSM Associates, LP, a real estate development firm focusing on the development, leasing and management of business centers and industrial parks; said business being recently dissolved. His career in construction and real estate development spans over 55 years, beginning as a laborer in 1968 and advancing through various positions over the years. Mr. Mowery received a B.S. in Civil Engineering in 1974 from Drexel University. He has completed post-baccalaureate studies in engineering and construction management at Pennsylvania State University. Mr. Mowery is a retired Registered Professional Engineer. Mr. Mowery's business and leadership expertise provide our Board with valuable insights, particularly pertaining to the construction industry, real estate development, and family businesses. His engineering and construction background and real estate development experience bring valuable expertise to the Board. As a life-long resident of the area, Mr. Mowery is a well-known and respected member of the community, which provides positive exposure for the Corporation in the market area that he represents.

Common Stock Ownership of Directors, Nominees and Executive Officers

The following table includes information concerning shares of Franklin Financial common stock beneficially owned by directors, nominees, and the executive officers who are named in the Summary Compensation Table appearing elsewhere in this Proxy Statement and by all directors and executive officers as a group, as of December 31, 2024. There are no family relationships between or among any of the Corporation's executive officers, directors or nominees.

	Shares of Stock					Percentage of Total
	of Franklin Financial					Outstanding Shares
Name	Beneficially Owned (1)		Restricted Stock (2)	Stock Options (2)	Total	as of 12/31/2024 (3)

Craig W. Best	-	(4)	-	-	-
Martin R. Brown	7,906		500	-	8,406
Charles B. Carroll, Jr.	1,666		1,300	451	3,417
Kevin W. Craig	24,350		300	-	24,650
Gregory A. Duffey	20,282		500	-	20,782
G. Warren Elliott	14,560		1,000	-	15,560
Daniel J. Fisher	27,785		500	-	28,285
Timothy G. Henry	17,861		3,467	6,723	28,051
Mark R. Hollar	10,170		2,147	9,441	21,758
Allan E. Jennings, Jr.	29,682	(5)	500	-	30,182
Stanley J. Kerlin	24,530		500	-	25,030
Donald H. Mowery	53,811	(6)	500	-	54,311	1.24%
Kimberly M. Rzomp	6,708		300	-	7,008
Gregory I. Snook	5,206		300	-	5,506

All Directors and Executive Officers as a Group (21 Persons)					325,577	7.35%

_____________________

(1)Beneficial ownership of shares of the common stock of Franklin Financial is determined in accordance with SEC Rule 13d-3, which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or to direct the disposition of the stock. A person is also deemed to own any stock which he has the right to acquire within 60 days through the exercise of an option or conversion right, through the revocation of a trust or similar arrangement, or otherwise. Unless otherwise stated, each director and executive officer has sole voting and investment power with respect to the shares shown above or holds the shares jointly with his or her spouse.

(2)Includes unvested restricted stock and options issued under the 2019 Omnibus Stock Incentive Plan (Stock Plan) and options issued under the Employee Stock Purchase Plan as reported in the Outstanding Equity Award table.

(3)Unless otherwise stated, the number of shares shown represents less than one percent of the total number of shares of common stock outstanding.

(4) Mr. Best was appointed President of Franklin Financial Services Corporation and F&M Trust on January 14, 2025.

(5) Includes 16,063 shares held in the name of Mr. Jennings’ spouse.

(6)All shares held by an entity controlled by Mr. Mowery.

Meetings of the Board of Directors

Franklin Financial's Corporate Governance Guidelines provide that directors are expected to attend meetings of the Board of Directors, meetings of the committees on which they serve, and the annual meeting of shareholders. The Boards of Directors of the Corporation and of F&M Trust met a total of 60 times, including 22 board meetings and 38 committee meetings, during 2024. All directors attended 75% or more of the aggregate number of meetings of the Boards of Directors and of the various committees of the Board of Directors on which they served, and all directors attended the annual meeting of shareholders in 2024.

2024 Director Compensation

Director compensation, including fees and other forms of compensation are set annually by the Compensation and Personnel Committee.

The following table sets forth the components of compensation for non-employee directors for 2024.

Board Fees	2024
Board Chair Annual Retainer	$52,500
Vice Chair Annual Retainer	$13,125
Annual Board Retainer - Franklin Financial	$19,000
Annual Board Retainer - F&M Trust	$23,000
Audit Committee Chair Annual Retainer	$10,000
Committee Chair Annual Retainer	$5,000
Franklin Financial Meeting fee	$10,000
Committee Meeting Fee (Franklin Financial or F&M Trust)	$750

The following table provides certain summary information concerning the total compensation paid or accrued by Franklin Financial and F&M Trust in 2024 to each non-employee member of the Board of Directors.

DIRECTOR COMPENSATION

	Fees Earned
	or Paid in	Stock
Name	Cash (1)	Awards (2)	Total
Martin R. Brown	$71,250	$13,060	$84,310
Kevin W. Craig	74,750	7,836	82,586
Gregory A. Duffey	71,250	13,060	84,310
G. Warren Elliott	122,500	26,120	148,620
Daniel J. Fisher	68,000	13,060	81,060
Allan E. Jennings, Jr.	86,624	13,060	99,684
Stanley J. Kerlin	69,000	13,060	82,060
Donald H. Mowery	63,500	13,060	76,560
Kimberly M. Rzomp	69,250	7,836	77,086
Gregory I. Snook	61,250	7,836	69,086

_____________________

(1)The amount reported is the aggregate dollar value of all fees earned (even if deferred) or paid in cash for services as a director in 2023, including annual retainer fees, committee and/or chairmanship fees and meeting fees. As an employee of the Corporation, Mr. Henry’s compensation is not included in this table. Directors have the option to select to receive a portion of their Board retainer fees in stock rather than cash and this value is reported in this total.

(2)The amounts reported in this column reflect the dollar amount of the compensation expense to be recognized in accordance with FASB ASC Topic 718 in connection with awards of restricted stock.

Director fees payable by F&M Trust are eligible to be deferred pursuant to the Farmers and Merchants Trust Company of Chambersburg Directors’ Deferred Compensation Plan (the “Director Deferred Compensation Plan”). Participation in the Director Deferred Compensation Plan is voluntary and each participant may elect each year to defer all or a portion of their F&M Trust director’s retainer. Each participant directs the investment of their own account among various publicly available mutual funds designated by the Bank’s Investment and Trust Services department. Growth of each participant’s account is a result of investment performance and is not the result of an interest factor or interest formula established by the participant or the Bank. The balance in such director’s deferred benefit account is payable to a designated beneficiary within 60 days upon the first to occur of the director’s retirement from the Board or death. The director may select a lump sum payout or may elect to receive a payout over a period of up to five years. Director Brown elected to defer $23,000 in 2024 and is the only director who made such an election in 2024.

At the 2019 Annual Meeting of Shareholders, the Directors recommended, and the shareholders approved the Stock Plan which was effective February 28, 2020, the date it was adopted by the Board of Directors. The Stock Plan allows for the award of various types of equity compensation to be awarded to directors as a component of long-term compensation. Each year, under the terms of the Stock Plan, the Compensation and Personnel Committee establishes two distinct performance criteria: (1) net income versus budget, and (2) return on equity (ROE) compared to a defined peer group performance. Performance is measured as: “Threshold”, “Target”, and “Outstanding” against the performance criteria.

The equity compensation awards are made annually during the first quarter of the calendar year after all of the performance criteria results are finalized for the Corporation and the peer group. The Compensation and Personnel Committee is responsible for reviewing the plan results prepared by Bank Management and determining the award levels in accordance with the Stock Plan for both the Board of Directors and Executive Officers. There were no awards granted during the period four business days before and one business day after the filing of a Form 10-K or 10-Q, or the release of material nonpublic information on Form 8-K

The following illustrates the structure of the Stock Plan in place for awards made in 2024 for the Board of Directors:

		Performance Level Goals
Performance Criteria	Criterion Weighting	Threshold	Target	Outstanding

Net Income v. Budget	40%	95%-99% of budget	100%-110% of budget	> 110% of budget
ROE Peer Performance	60%	95%-99% of peer median	100%-110% of peer median	> 110% of peer median

The number of shares available for award to Directors is based upon the participants role on the Board of Directors and the type of stock award (e.g., restricted stock, incentive stock options) being granted. The stock awards made in a calendar year are based upon the results of the prior year. Based on 2023 results, the Corporation achieved the Outstanding goal for the net income criteria and the ROE criteria. As a result, a Stock Plan award of 4,900 shares (in the form of Restricted Stock) for the Board of Directors was approved by the Compensation and Personnel Committee and was awarded in 2024, based on 2023 results. The following shows the number of shares of restricted stock available for award and the number of shares awarded to the Board of Directors in 2024 for the 2023 performance results. These shares will fully vest in one year.

	Shares Available for Award			Shares Awarded
Position	Threshold	Target	Outstanding	Per Director
Board Chair	330	660	1,000	1,000
Committee Chairs	165	330	500	3,000
Directors	100	200	300	900

BOARD STRUCTURE AND COMMITTEES

Leadership of the Board of Directors is placed in an independent Chairman. The Board performs its risk management oversight role through its committee structure. In addition to the Audit, Nominating and Corporate Governance, and Compensation and Personnel committees described below, the Board also has Asset-Liability, Strategic Initiative, Enterprise Risk Management, Executive, and Trust committees. An independent director chairs each of these committees. Board members are selected to serve on committees where it is believed their knowledge and experience will be most beneficial to the Corporation. Each board committee meets at least quarterly, with the exception of Nominating and Corporate Governance which meets at least three times per year.

The following table shows the current committee structure of Franklin Financial and F&M Trust.

	Franklin Financial						F&M Trust

Nominating &
	Asset-		Corporate	Compensation				Enterprise
	Liability	Audit	Governance	& Personnel	Strategic	Executive	Trust	Risk	Executive

Martin R. Brown		x		x		x	C		x
Kevin W. Craig	x	C	x		x			x	x
Gregory A. Duffey	x		x		C	x	x		x
G. Warren Elliott	x	x	x	C	x	C		x	C
Daniel J. Fisher		x	C	x	x	x			x
Allan E. Jennings, Jr.	x	x		x	x	x		x
Stanley J. Kerlin	C					x	x	x	x
Donald H. Mowery		x	x			x		C	x
Kimberly Rzomp	x	x			x		x	x
Gregory I. Snook				x			x

C - Chair

x - Member

Audit Committee
Chair: Kevin W. Craig Members: Martin R. Brown G.Warren Elliott Daniel J. Fisher Allan E. Jennings Donald H. Mowery Kimberly M. Rzomp Meetings in 2024: 4

The Audit Committee assists the Board of Directors in fulfilling its responsibilities in providing oversight over the integrity of Franklin Financial's financial statements, Franklin Financial's compliance with applicable legal and regulatory requirements and the performance of Franklin Financial's internal audit function. The Audit Committee is responsible for the appointment, compensation, oversight and termination of Franklin Financial's independent auditors and regularly evaluates the independent auditors' independence from Franklin Financial and Franklin Financial's management. The Audit Committee reviews and approves the scope of the annual audit and is also responsible for, among other things, reporting to the Board on the results of the annual audit and reviewing the financial statements and related financial and nonfinancial disclosures included in Franklin Financial's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Audit Committee also reviews Franklin Financial's disclosure controls and procedures and internal controls. The Audit Committee prepares the Audit Committee Report for inclusion in the annual proxy statement and oversees investigations into complaints concerning accounting and auditing matters. The Audit Committee also meets periodically with Franklin Financial's independent auditors and with Franklin Financial's internal auditors outside of the presence of management and has authority to retain outside legal, accounting and other professionals to assist it in meeting its responsibilities.

The Audit Committee operates under a charter adopted by the Board of Directors, which is posted on Franklin Financial's website at www.franklinfin.com, under Corporate Information/Corporate Guidance. All members of the Audit Committee were at all times during 2024 “independent directors” as such term is defined by the rules of the Nasdaq Stock Market. The Audit Committee has designated Ms. Rzomp as its “audit committee financial expert” as such term is defined in the Sarbanes-Oxley Act and applicable SEC rules and regulations.

Nominating and Corporate Governance Committee
Chair: Daniel J. Fisher Members: Kevin W. Craig Gregory A. Duffey G. Warren Elliott Donald H. Mowery Meetings in 2024: 3

The Nominating and Corporate Governance Committee is responsible, among other things, for recommending to the Board of Directors individuals to be nominated for election to the Board, to be appointed to fill vacancies on the Board and to be elected as officers of the Board. It is also responsible for conducting the annual Board review and evaluation. The Nominating and Corporate Governance Committee operates under a charter adopted by the Board of Directors, which is posted on Franklin Financial's website at www.franklinfin.com, under Corporate Information/Corporate Guidance. All members of the Nominating Committee were at all times during 2024 “independent directors” as such term is defined by the rules of the Nasdaq Stock Market.

Compensation and Personnel Committee
Chair: G. Warren Elliott Members: Martin R. Brown Daniel J. Fisher Allan E. Jennings, Jr. Gregory I. Snook Meetings in 2024: 6

The Compensation and Personnel Committee assists the Board of Directors in fulfilling its responsibilities in providing oversight over Franklin Financial's compensation policies and procedures. The Compensation and Personnel Committee is responsible for reviewing and approving senior officer compensation, for evaluating the President and Chief Executive Officer, for overseeing the administration of the Corporation's compensation program generally as it affects all other officers and employees, for administering the Corporation's incentive compensation programs (including the Stock Plan), for approving and overseeing the administration of the Corporation's employee benefits programs, for providing insight and guidance to management with respect to employee compensation generally, and for reviewing and making recommendations to the Board with respect to director compensation. The Committee operates under a charter adopted by the Board of Directors, which is posted on Franklin Financial's website at www.franklinfin.com, under Corporate Information/Corporate Guidance. All members of the Compensation and Personnel Committee were at all times during 2024 "independent directors" as such term is defined by the rules of the Nasdaq Stock Market.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Personnel Committee is an employee or former employee of Franklin Financial or F&M Trust. There were no compensation committee “interlocks” at any time during 2024, which in general terms means that no executive officer or director of Franklin Financial served as a director or member of the compensation committee of another entity at the same time as an executive officer of such other entity served as a director of Franklin Financial.

EXECUTIVE COMPENSATION

The Compensation and Personnel Committee ( the “Committee”) of the Corporation's Board of Directors administers the Corporation's executive compensation program. For 2024, the Corporation had ten (10) senior officers, including the President and Chief Executive Officer. The Committee, which is comprised entirely of independent directors, is responsible for reviewing and evaluating the President and Chief Executive Officer, for approving senior officer compensation, for overseeing the administration of the Corporation's compensation program generally as it affects all other officers and employees, for administering the Corporation's incentive compensation programs (including the Stock Plan), for approving and overseeing the administration of the Corporation's employee benefits programs, for providing insight and guidance to management with respect to employee compensation generally, and for reviewing and making recommendations to the Board with respect to director compensation.

The Committee operates under a charter adopted by the Board of Directors. The Committee annually reviews the adequacy of its charter and recommends changes to the Board for approval. The Committee meets at scheduled times during the year and on an "as necessary" basis, The Chairman of the Committee reports on Committee activities and makes Committee recommendations at meetings of the Board of Directors.

The Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel, or other independent advisor to assist with the development of compensation plans. The Committee is directly responsible for retaining, determining the independence, determining if a conflict of interest exists, compensating, and overseeing the work of its advisers. In 2024, the Committee engaged the services of PRJ Consulting for assistance related to the review and creation of both director and executive compensation, including the incentive plan in place for 2024. The Corporation paid PRJ Consulting $53 thousand in 2024 for its service.

The Committee believes that executive compensation should be tied to individual performance, should vary with the Corporation's performance in achieving its financial and non-financial objectives, and should be structured so as to be closely aligned with the interests of the Corporation's shareholders. The Committee also believes that the compensation package of each senior officer should include an at-risk, performance-based component and that this component should increase as an officer's authority and responsibility increase. The Committee's philosophy is reflected in the Corporation's compensation objectives for its senior officers, which are as follows:

•Create a merit-based, pay for performance incentive-driven system which is linked to the Corporation’s financial results and other factors that directly and indirectly influence shareholder value;

•Establish a compensation system that enables the Corporation to attract and retain talented executives who are motivated to advance the interests of the Corporation's shareholders; and

•Provide a total compensation package that is fair in relation to the compensation practices of comparable financial institutions.

The elements of total compensation paid by the Corporation to its senior officers, including the Chief Executive Officer (the "CEO") and the other executive officers (collectively, together with the CEO, the “Named Executive Officers”) identified in the Summary Compensation Table following this discussion, include:

•Base salary;

•Short-term incentive compensation in the form of cash awards granted under the Corporation’s Senior Management Annual Incentive Plan;

•Long-term incentive compensation in the form of stock options granted under the Corporation’s Stock Plan;

•Benefits under the Corporation’s retirement plan; and

•Benefits under the Corporation’s health and welfare benefits plans.

Base Salary

The base salaries of the Named Executive Officers are reviewed by the Compensation and Personnel Committee annually in December of each year, as well as at the time of any promotion or significant change in job responsibilities. Base salaries for our senior officers are established based upon the scope of their responsibilities, taking into account compensation paid by comparable financial institutions for similar positions.

Short-Term Incentive Compensation

In 2020, the Corporation adopted the Senior Management Annual Incentive Plan (the "Incentive Plan") for purposes of linking a portion of the compensation of its senior officers, including the Named Executive Officers, to the success of the Corporation in meeting certain financial targets which are established annually by the Compensation and Personnel Committee. In 2024, under the terms of the Incentive Plan, the Committee established four distinct performance criteria: (1) net income versus budget, (2) return on equity (ROE) compared to peer group performance, (3) individual performance goal, and (4) a discretionary award. Performance criteria one and two are set at the same goal for each participant in the Incentive Plan while criteria three and four are managed by the Board (for the CEO) or the CEO (for other Named Executive Officers) and are unique to each participant.

Each performance criterion is weighted differently depending on the position, but in a manner where the total weighting equals 100%. A performance level goal is then defined for each performance criterion defined as “Threshold”, “Target” and “Outstanding” An incentive award defined as a percent of salary is then defined for “Threshold”, “Target” and “Outstanding” performance results. The payout opportunities vary by position due to the different level of incentive award percentage assigned to the position and the criteria weighting. Payouts can range from 0% to 50% of salary, based on position and the achievement level of each performance criterion. In the first quarter of 2025 the Committee reviewed the results of the 2024 performance criteria. For 2024, the Corporation achieved the Target goal for the net income criteria and the Target goal for the ROE criteria. The Committee also reviewed the individual performance goal and the discretionary award for each Named Executive Officer. The Incentive Plan awards earned and accrued in 2024 for the Chief Executive and the other Named Executive Officers are based on the 2024 results and are reported in the Summary Compensation Table (Non-Equity Incentive Compensation Plan) and will be paid in 2025.

The following illustrates the structure of the Incentive Plan in place in 2024 for the Chief Executive Officer and the other Named Executive Officers in 2024:

Timothy G. Henry		Performance Level Goals and Payout Opportunity as Percent of Salary
Performance Criteria	Criterion Weighting	Threshold	Target	Outstanding

Net Income v. Budget (1)	35%	20%	35%	50%
ROE Peer Performance (2)	35%	20%	35%	50%
Individual Goals	15%	20%	35%	50%
Discretionary	15%	20%	35%	50%
	100%

Mark R. Hollar		Performance Level Goals and Payout Opportunity as Percent of Salary
Performance Criteria	Criterion Weighting	Threshold	Target	Outstanding

Net Income v. Budget (1)	25%	10%	20%	35%
ROE Peer Performance (2)	35%	10%	20%	35%
Individual Goals	25%	10%	20%	35%
Discretionary	15%	10%	20%	35%
	100%

Charles B. Carroll, Jr.		Performance Level Goals and Payout Opportunity as Percent of Salary
Performance Criteria	Criterion Weighting	Threshold	Target	Outstanding

Net Income v. Budget (1)	25%	15%	25%	40%
ROE Peer Performance (2)	35%	15%	25%	40%
Individual Goals	25%	15%	25%	40%
Discretionary	15%	15%	25%	40%
	100%

(1)Threshold is 95% - 99% of budget. Target is 100% -125% of budget. Outstanding is greater than 125% of budget.

(2)Threshold is 50th - 60th percentile, Target is 60th -75th percentile and Outstanding is greater than 75th percentile of peer median ROE.

Long-Term Incentive Compensation

At the 2019 Annual Meeting of Shareholders, the Directors recommended, and the shareholders approved the Stock Plan to be effective February 28, 2020, the date it was approved by the Board of Directors. The Stock Plan allows for the award of various types of equity compensation to be awarded to key officers as a component of long-term compensation. Each year, under the terms of the Stock Plan, the Committee establishes two distinct performance criteria: (1) net income versus budget, and (2) return on equity compared to peer group performance. Performance is measured as: “Threshold”, “Target”, and “Outstanding” against the performance criteria. The following illustrates the Stock Plan stock structure for the Chief Executive Officer and the other Named Executive Officers for awards made in 2024:

		Performance Level Goals
Performance Criteria	Criterion Weighting	Threshold	Target	Outstanding

Net Income v. Budget	40%	95%-99% of budget	100%-110% of budget	> 110% of budget
ROE Peer Performance	60%	95%-99% of peer median	100%-110% of peer median	> 110% of peer median

The number of shares available for award is based upon the participant’s position in the Corporation and the type of stock award (e.g., restricted stock, incentive stock options) being granted. The stock awards made in a calendar year are based upon the results of the prior year. Based on 2023 results, the Corporation achieved the Outstanding goal for the net income criteria and the ROE Peer Performance goal. As the result, a Stock Plan award (in the form of Restricted Stock) for the Chief Executive Officer and other Named Executive Officers was approved by Compensation and Personnel Committee and was awarded in 2024 based on 2023 results. One-third of the shares will vest each year over a three-year period. The following illustrates the number of restricted stock shares available for award and the number of shares awarded in 2024 to the Chief Executive Officer and the other Named Executive Officers, in 2024 for the 2023 performance results, and are reported in the Summary Compensation Table as Stock Awards:

	Shares Available for Award
	Threshold	Target	Outstanding	Shares Awarded
Timothy G. Henry	825	1,650	2,000	2,000
Mark R. Hollar	275	825	1,238	1,238
Charles B. Carroll, Jr.	540	1,075	1,300	1,300

At the Corporation’s annual meeting of shareholders held in 2024, the shareholders approved the compensation paid to our Named Executive Officers (as defined below) in a non-binding advisory vote by a majority of the votes cast. In consideration, in part, of that vote, the Compensation and Personnel Committee did not make any material changes to its salary compensation policies, procedures or practices for 2024.

Recovery of Erroneously Awarded Compensation (Clawback Provision)

The Corporation has adopted a policy for the recovery of erroneously awarded incentive-based compensation to executive officers. The policy allows for the recovery of incentive-based compensation erroneously awarded as a result of previously issued financial statements that were subsequently determined to be incorrect and requiring restatement. Certain components of the short-term incentive plan, and the long-term incentive plan are covered by this policy.

Policies and Practices Related to the Timing of Option Awards

While the Corporation does not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, it does not seek to time equity grants to take advantage of information, either positive or negative, about the Corporation that has not been publicly disclosed. It has been the Corporation’s recent practice to grant most of our equity awards in the form of restricted stock units.

Compensation Tables and Additional Compensation Disclosure

Total Compensation

The following table provides certain summary information concerning total compensation paid or accrued by Franklin Financial and F&M Trust to its Named Executive Officers, Timothy G. Henry, the President and Chief Executive Officer of Franklin Financial, Mark R. Hollar, Executive Vice President and Chief Financial Officer of Franklin Financial, and to the most highly compensated executive officer other than Messrs. Henry and Hollar whose total compensation in 2024 exceeded $100,000.

SUMMARY COMPENSATION TABLE

				Non-Equity
				Incentive
Name and			Stock	Plan	All Other
Principal		Salary	Awards	Compensation	Compensation	Total
Position	Year	(1)	(2)	(3)	(4)
		$	$	$	$	$

Timothy G. Henry	2024	503,074	52,240	176,076	31,011	762,401
President & Chief	2023	479,128	39,000	218,003	30,089	766,220
Executive Officer

Mark R. Hollar	2024	284,700	32,337	63,346	25,964	406,347
Executive Vice President	2023	273,754	24,148	79,389	23,962	401,253
Chief Financial Officer

Charles B. Carrol1, Jr. (5)	2024	333,216	33,956	103,297	27,477	497,946
Executive Vice President	2023	317,356	-	115,042	16,155	448,553
Chief Operations Officer

_____________________

(1)The amounts reported in this column consist of base salary earned during the indicated year.

(2)The amounts reported in this column reflect the dollar amount of the compensation expense to be recognized in accordance with FASB ASC Topic 718 in connection with awards of restricted stock during the reported year.

(3)The amounts reported in this column consist of cash payouts earned and accrued in the indicated year in respect of the Corporation's performance for that year under the Senior Management Annual Incentive Plan, a non-equity incentive compensation plan.

(4)The components of all other compensation are reported in the All Other Compensation table that follows.

(5) Mr. Carroll joined the Corporation in 2023 and was not eligible for a Stock Plan award in 2023 based on the 2022 results.

ALL OTHER COMPENSATION TABLE

				NonQualified	Perquisites
		Company Contributions	Split Dollar Life	Pension	and Other
Name	Year	to 401(k) Plan	Insurance Premium	Contribution	Compensation		Total
		$	$	$	$		$
Timothy G. Henry	2024	23,850	-	-	7,161	(1)	31,011
	2023	22,600	-	-	7,489	(2)	30,089

Mark R. Hollar	2024	22,003	321	3,640	-		25,964
	2023	19,788	908	3,266	-		23,962

Charles B. Carroll, Jr.	2024	20,457	-	-	7,020	(3)	27,477
	2023	9,155	-	-	7,000	(3)	16,155

(1)Value of personal use of company car $2,217 and club membership $4,944.

(2)Value of personal use of company car $2,929 and club membership $4,560.

(3)Value of club membership

PAY VERSUS PERFORMANCE

The following table presents the compensation considered to be actually paid to the Principle Executive Officer (PEO), Mr. Henry and the average compensation paid to the other non-PEO Named Executive Officers (Other NEOs), collectively as compared to the compensation reported in the Summary Compensation Table for the years presented.

	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Other NEOs	Average Summary Compensation Actually Paid for Other NEOs	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income
	(1)	(2)	(3)	(4)	(5)	(6)
Year	$	$	$	$	$	$ 000's
2024	$762,401	$738,618	$452,147	$439,964	$102.17	$11,099
2023	766,220	725,355	424,903	393,257	103.53	13,598
2022	689,368	717,306	355,740	395,012	113.44	14,938

(1) Compensation as reported in the Summary Compensation Table for the PEO Timothy G. Henry, for the years indicated.

(2) Compensation actually paid to the PEO calculated each year and reflects the respective amounts set forth in column (1) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules.

	2024	2023	2022
Summary Compensation Table Total	$762,401	$766,220	$689,368
Adjustments:
Less: amounts reported under the "Stock Awards" column in the Summary Compensation Table	(52,240)	(39,000)	(79,848)
Plus: fair value of awards granted during the year that remain unvested as of year end	59,800	37,860	72,200
Plus: fair value of awards granted during the year that vested during the year	-	-	12,788
Change in fair value of outstanding and unvested awards from prior years still outstanding at covered year-end	(24,056)	(34,188)	22,868
Change in fair value for awards granted in prior years that vested in the covered year	(7,287)	(5,537)	(70)
Compensation Actually Paid	$738,618	$725,355	$717,306

(3) The average of the total compensation reported in the Summary Compensation Table for the Other NEOs. Included in the average figures shown for 2024 and 2023 are Messrs. Hollar and Carroll and for 2022 Messrs. Hollar and Butz (no longer reported as an NEO).

(4) Average compensation actually paid to the Other NEOs for each year reflects the respective amounts set forth in column (3) of the table above, adjusted as set forth in the table below, as determined in accordance with SEC rules.

	2024	2023	2022
Summary Compensation Table Total	$452,147	$424,903	$355,740
Adjustments:
Less: amounts reported under the "Stock Awards" column in the Summary Compensation Table	(33,147)	(12,074)	(51,156)
Plus: fair value of awards granted during the year that remain unvested as of year end	37,943	11,721	44,692
Plus: fair value of awards granted during the year that vested during the year	-	-	9,591
Change in fair value of outstanding and unvested awards from prior years still outstanding at covered year-end	(14,938)	(29,792)	36,178
Change in fair value for awards granted in prior years that vested in the covered year	(2,041)	(1,501)	(33)
Compensation Actually Paid	$439,964	$393,257	$395,012

(5) Total shareholder return shows the value at each year-end assuming the investment of $100 on the last day December 31, 2021 and the reinvestment of all dividends during the years.

(6) Net income of the Corporation for the reported year.

Relationship Between Compensation Actually Paid and Performance Measures

The following table shows the relationship between the compensation actually paid (CAP) to the change in net income and total shareholder return measured by the percentage change, year-over-year, for the three year period.

		Average
		Summary
	Compensation	Compensation	Total
	Actually Paid	Actually Paid	Shareholder
Year	to PEO	to Other NEOs	Return	Net Income
2024	1.8%	11.9%	-1.3%	-18.4%
2023	1.9%	-0.4%	-8.7%	-9.0%
2022	-2.6%	7.8%	13.4%	-23.8%

Outstanding Stock Option and Other Equity Awards at Fiscal Year End

The following table provides certain information with respect to the executive officers named in the Summary Compensation Table appearing above concerning stock and equity awards which were outstanding on December 31, 2024.

OUTSTANDING EQUITY AWARDS (1)

			Option Awards			Stock Awards
			Number of Securities	Option	Option	Number of Shares	Mark Value of Shares
			Underlying Unexercised	Exercise	Expiration	That Have Not	of Stock That Have
Name	Grant Date		Options Exercisable (2)	Price $	Date	Vested (#)	Not Vested ($) (3)

Timothy G. Henry	2/23/2017	(ISO)	2,900	30.00	2/23/2027
	2/22/2018	(ISO)	2,927	34.10	2/22/2028
	7/1/2024	(ESPP)	896	26.87	6/30/2025
	3/1/2022	(RS)				667	19,943
	3/1/2023	(RS)				800	23,920
	3/1/2024	(RS)				2,000	59,800

Mark R. Hollar	2/25/2016	(ISO)	3,000	21.27	2/25/2026
	2/23/2017	(ISO)	3,000	30.00	2/23/2027
	2/22/2018	(ISO)	2,927	34.10	2/22/2028
	7/1/2024	(ESPP)	514	26.87	6/30/2025
	3/1/2022	(RS)				413	12,349
	3/1/2023	(RS)				496	14,830
	3/1/2024	(RS)				1,238	37,016

Charles B. Carroll, Jr.	7/1/2024	(ESPP)	451	26.87	6/30/2025
	3/1/2024	(RS)				1,300	38,870

(1)Awards reflect Incentive Stock Options (ISO) and restricted stock (RS) granted under the Stock Plan, and options granted under the Employee Stock Purchase Plan (ESPP), as indicated.

(2)Reflects the number of shares of stock underlying unexercised options that are exercisable as of December 31, 2024.

(3)Calculated using the December 31, 2024 closing price of $29.90 per share.

The following table shows the vesting schedule for the outstanding restricted stock awards to the Named Executive Officers:

	Restricted Shares Vesting on:
Name	March 1, 2025	March 1, 2026	March 1, 2027	Total
Timothy G. Henry	1,733	1,067	667	3,467
Mark R. Hollar	1,073	661	413	2,147
Charles B. Carroll, Jr.	434	433	433	1,300

Employment Agreements And Potential Payments
Upon Termination Or Change In Control

The Corporation and F&M Trust entered into employment agreements (each, an “Employment Agreement” and together, the “Employment Agreements”) with Timothy G. Henry, Chief Executive Officer of the Corporation and F&M Trust, Craig W. Best, President of the Corporation and F&M Trust, Mark R. Hollar, Executive Vice President, Chief Financial Officer and Treasurer of the Corporation and F&M Trust, and Charles B. Carroll, Jr., Executive Vice President, Chief Operating Officer of F&M Trust (each an “Executive”).

The Employment Agreement for Mr. Henry is for three (3) years beginning on March 1, 2022 and shall automatically renew for an additional one (1) year term on each anniversary date unless notice to terminate is given by either party at least one hundred and eighty (180) days prior to the anniversary date of the Employment Agreement. Under the Employment Agreement, the Executive is entitled to receive the following compensation and benefits in connection with their services as an executive officer: annual base salary which may be increased from time-to-time, consideration for bonuses each year as provided for under short- and long-term incentive plans approved by the Corporation, paid time off and participation in employee benefit plans. In addition, Mr. Henry will be provided with a Corporate vehicle and the payment of certain club membership dues.

The Employment Agreement for Mr. Best is for three (3) years beginning on January 14, 2025, and if not terminated pursuant to the terms of the Employment Agreement shall end on January 13, 2028. Under the Employment Agreement, the Executive is entitled to receive the following compensation and benefits in connection with their services as an executive officer: annual base salary which may be increased from time-to-time, consideration for bonuses each year as provided for under short- and long-term incentive plans approved by the Corporation, paid time off and participation in employee benefit plans. In addition, Mr. Best will be provided with a Corporate vehicle and the payment of certain club membership dues.

The Employment Agreement for Mr. Hollar is for three (3) years beginning on March 1, 2022 and shall automatically renew for an additional one (1) year term on each anniversary date unless notice to terminate is given by either party at least one hundred and eighty (180) days prior to the anniversary date of the Employment Agreement. Under the Employment Agreement, the Executive is entitled to receive the following compensation and benefits in connection with their services as an executive officer: annual base salary which may be increased from time-to-time, consideration for bonuses each year as provided for under short- and long-term incentive plans approved by the Corporation, paid time off and participation in employee benefit plans

The Employment Agreement for Mr. Carroll is for three (3) years beginning on January 3, 2023 and shall automatically renew for an additional one (1) year term on each anniversary date unless notice to terminate is given by either party at least one hundred and eighty (180) days prior to the anniversary date of the Employment Agreement. Under the Employment Agreement, the Executive is entitled to receive the following compensation and benefits in connection with their services as an executive officer: annual base salary which may be increased from time-to-time, consideration for bonuses each year as provided for under short- and long-term incentive plans approved by the Corporation, paid time off and participation in employee benefit plans. In addition, Mr. Carroll will be provided with the payment of certain club membership dues.

The Employment Agreements may be terminated (a) by the Corporation with or without Cause (as defined in the Employment Agreements), (b) by the Executive with or without Good Reason (as defined in the Employment Agreements) or (c) as a result of retirement or Disability (as defined in the Employment Agreements).

The Employment Agreements provide for severance benefits in the event that the Executive’s employment is terminated: (a) by the Corporation or F&M Trust without Cause or by the Executive for Good Reason prior to a Change in Control (as defined in the Employment Agreements) or (b) by the Corporation or F&M Trust without Cause after a Change in Control. In the event the Executive’s employment is terminated by the Corporation or F&M Trust without Cause or by the Executive for Good Reason prior to a Change in Control, the Executives will be entitled to receive the following compensation and benefits: (a) F&M Trust shall pay Executive an amount equal to the Executive’s remaining Annual Base Salary (as defined in the Employment Agreements) that would otherwise be due and payable under the Employment Agreement to the Executive for the remaining employment period for Messrs. Henry, Hollar and Carroll minus applicable taxes and withholdings, payable in equal monthly installments over the remaining employment period, and (b) for a period of up to two (2) years, Executive shall receive a continuation of all life, disability, medical insurance and other normal health and welfare benefits. For Mr. Best, the amount payable to the Executive shall be (a) equal to one (1) year’s annual base salary, minus applicable taxes and withholdings, payable in equal monthly installments over one (1) year, and (b) for a period of up to one (1) year, Executive shall receive a continuation of all life, disability, medical insurance and other normal health and welfare benefits

In the event the Executive’s employment is terminated without Cause after a Change in Control, the Executive will be entitled to receive the following compensation and benefits from F&M Trust:

(a)Mr. Henry shall receive a lump sum amount equal to 2.99 times the Executive’s annual base salary, minus applicable taxes and withholdings, payable within thirty (30) days of separation of service, and (b) for a period of up to two (2) years Executive shall receive a continuation of all life, disability, medical insurance and other normal health and welfare benefits or, if F&M Trust cannot legally provide such benefits because Executive is no longer an employee, or future law or plans do not permit so, F&M Trust shall reimburse Executive in an amount equal to the monthly premium paid by him to obtain comparable coverage.

(b)Mr. Best shall receive a lump sum amount equal to (1) 1.5 times the Executive’s annual base salary, minus applicable taxes and withholdings, payable within thirty (30) days of separation if the separation occurs within one (1) year after a change of control and within 18 months of the effective date of the Employment agreement, or (2) 2.99 times the Executive’s annual base salary, minus applicable taxes and withholdings, payable within thirty (30) days of separation if the separation occurs within one (1) year after a change of control and after 18 months of the effective date of the Employment agreement.

(c)Mr. Hollar shall receive a lump sum amount equal to 2.5 times the Executive’s annual base salary, minus applicable taxes and withholdings, payable within thirty (30) days of separation of service, and (b) for a period of up to two (2) years Executive shall receive a continuation of all life, disability, medical insurance and other normal health and welfare benefits or, if F&M Trust cannot legally provide such benefits because Executive is no longer an employee, or future law or plans do not permit so, F&M Trust shall reimburse Executive in an amount equal to the monthly premium paid by him to obtain comparable coverage. In addition, Mr. Hollar shall be entitled to receive an additional payment related to the present value of unearned pension benefits, which decreases over time through November 2, 2026, if terminated without cause after a Change in Control

(d)Mr. Carroll shall receive a lump sum amount equal to 2.5 times the Executive’s annual base salary, minus applicable taxes and withholdings, payable within thirty (30) days of separation of service, and (b) for a period of up to two (2) years Executive shall receive a continuation of all life, disability, medical insurance and other normal health and welfare benefits or, if F&M Trust cannot legally provide such benefits because Executive is no longer an employee, or future law or plans do not permit so, F&M Trust shall reimburse Executive in an amount equal to the monthly premium paid by him to obtain comparable coverage.

Upon termination of each Employment Agreement, the Executive is subject to certain customary confidentiality and non-competition provisions as provided in each Employment Agreement which such confidentiality and non-competition provisions shall survive termination in accordance with their terms.

Equity Compensation Plan Information

The following table summarizes share and exercise price information relating to Franklin Financial's equity compensation plans as of December 31, 2024:

EQUITY COMPENSATION PLAN INFORMATION

Number of
Securities
Remaining
	Number of		Available For
	Securities To Be	Average	Future Issuance
	Issued Upon	Exercise	Under Plans
	Exercise Of	Price of	(Excluding
	Outstanding	Outstanding	Securities
Plan	Options, Warrants	Options, Warrants	Reflected In The
Category	And Rights (1)	And Rights $	First Column) (2)

Equity Compensation Plans Approved By Security Holders	91,935	29.12	227,540
Equity Compensation Plans Not Approved By Security Holders	-	N/A	-
Total	91,935	29.61	227,540

(1)Number of shares subject to issuance pursuant to the exercise of outstanding awards granted under the 2019 Omnibus Stock Incentive Plan.

(2)Number of shares available for future issuance under the 2019 Omnibus Stock Incentive Plan. Shares awarded under the Employee Stock Purchase Plan are not included.

PROPOSAL 2 - ADVISORY VOTE ON COMPENSATION PAID TO NAMED EXECUTIVE OFFICERS (“Say-On-Pay”)

The Board of Directors recognizes the interest shareholders have in the compensation of our executives. In recognition of this interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we are providing shareholders with the opportunity to cast a non-binding advisory vote to approve the compensation paid to our named executive officers as disclosed in this proxy statement.

As disclosed in the Executive Compensation discussion, we believe that executive compensation should be tied to individual performance, should vary with the Corporation’s performance in achieving its financial and non-financial objectives, and should be structured so as to be closely aligned with the interests of the Corporation’s shareholders. We also believe that executive compensation should include an at-risk, performance-based component and that this component should increase as an officer’s authority and responsibility increase. To the extent that established performance goals are exceeded, we believe that executive officers should be financially rewarded.

Base salaries for our executive officers are established based upon salary ranges for each position developed by reference to published salary surveys for comparable positions at similar financial institutions within central Pennsylvania to assure that base salaries fall within the market value for each position.

The Management Group Incentive Plan links a portion of executive compensation to the success of the Corporation in meeting certain financial targets established annually by the Compensation and Personnel Committee of the Board of Directors.

The Corporation uses stock awards, as described in the Executive Compensation section, as the primary vehicle for providing long term incentive compensation. The Corporation uses these performance measures because it believes they drive both market value of the Corporation’s common stock and of the Corporation’s capacity to increase the amount of cash dividends it is able to pay to its shareholders.

The Corporation also provides health and welfare benefits to all of its employees on a nondiscriminatory basis. It also maintains a 401(k) plan for all employees and a defined benefit pension plan for those employed prior to April 1, 2007.

Based upon the foregoing, and as discussed in the Executive Compensation discussion and disclosed in the compensation tables and related narrative, we believe that our executive compensation programs, executive compensation levels and individual compensation actions align with our executive compensation philosophy, support its goals and provide an appropriate balance between risk and reward. For these reasons, we are asking our shareholders to approve the compensation paid to our named executive officers as disclosed in this proxy statement.

Shareholder Resolution

“RESOLVED, that the compensation of the Named Executive Officers as disclosed in the Corporation’s proxy statement for the Annual Meeting to be held April 29, 2025 is hereby approved.”

The approval of a majority of the votes cast by shareholders present in person or by proxy and entitled to vote at the annual meeting, assuming a quorum is present, is required to approve this proposal. Although the vote is advisory and not binding in any way, the Board of Directors and the Compensation and Personnel Committee value the opinions of our shareholders and will carefully consider the result of the vote in connection with future compensation decisions for our named executive officers.

The Board of Directors recommends that you vote FOR approval of the compensation paid to our Named Executive Officers as disclosed in this proxy statement.

PROPOSAL 3 – TO APPROVE AND ADOPT THE FRANKLIN FINANCIAL SERVICES CORPORATION EMPLOYEE STOCK PURCHASE PLAN OF 2025

Appendix A to this Proxy Statement.

Franklin Financial is asking shareholders to approve and adopt the Franklin Financial Services Corporation Employee Stock Purchase Plan of 2025 (the “Plan”). The Board of Directors adopted the Plan on February 20, 2025, subject to shareholder approval and adoption. The following summary of the principal features of the Plan is qualified by reference to the full text of the Plan, attached as Appendix A to this Proxy Statement.

General

Our Board of Directors has adopted the Plan to provide our employees with an opportunity to acquire an ownership interest in the Corporation through a regular investment program to purchase our common stock. The Corporation believes that the Plan will assist us in retaining the services of our current employees and securing and retaining the services of new employees, and to provide incentives for our employees to exert maximum efforts toward our success. Under the terms of the Plan, all participating employees will have equal rights and privileges. Substantially all of our employees are eligible to participate in the Plan. The rights to purchase common stock granted under the Plan are broadly based, and the Plan is intended to constitute an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).

The Board of Directors has directed that the Plan be submitted for approval and adoption by our shareholders. We are submitting the Plan to our shareholders at this time to replace our prior employee stock purchase plan, the Franklin Financial Services Corporation Employee Stock Purchase Plan of 2004 which will be terminated upon implementation of the Plan. The Plan will not be employed if it is not approved and adopted by our shareholders, but in that instance, we believe that we would lose an important part of our overall effort to better align employee interests with those of our shareholders.

Administration

The Plan will be administered by the Compensation and Personnel Committee of the Board of Directors which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to its administration and take any other actions necessary or desirable for the administration of the Plan. The committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan.

Stock Subject to Plan

A total of 250,000 shares of Franklin Financial’s common stock are reserved for issuance under the Plan. In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other securities of the Corporation, or other change in the Corporation's structure affecting the common stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the committee will, in such manner as it deems equitable, adjust the number of shares of common stock that may be delivered under the Plan, the purchase price per share and the number of shares of common stock covered by each outstanding option under the Plan, and the number of shares available under the Plan.

Offerings

The Plan is implemented by offerings of options to each eligible employee from time to time. The Plan shall be implemented by a series of offering periods, each of which shall be no less than three (3) months or more than twelve (12) months in duration, with new offering periods commencing on such times as determined by the committee. The committee shall have the authority to change the duration, frequency, start and end dates of offering periods.

Initially, Franklin Financial intends to implement six month offering periods. If approved by shareholders, the first offering under the Plan will begin on June 1, 2025, and will end on November 30, 2025. Thereafter, offerings are planned to begin on or about each December 1 and June 1, and end on the last trading day of each six month period.

Eligibility

Each employee who has been employed has been employed by the Corporation or the Bank for at least six (6) months and is customarily employed for at least twenty 20 hours per week will be eligible to participate in the Plan and may begin participating in an offering as of the first day of the enrollment period designated by the committee for an offering period. However, no employee will be eligible to participate in the Plan if the participant would own common stock or hold outstanding options to purchase common stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation. In addition, the Plan does not permit a participant to purchase common stock with a fair market value in excess of $25,000 in any calendar year.

Participation in the Plan

An eligible employee who has completed the enrollment procedure may participate in each offering under the Plan. For a participant to purchase shares during an offering, the participant must deliver an agreement authorizing payroll deductions of up to the maximum set by the committee of such participant's eligible compensation during the offering period.

Purchase Price

Under the terms of the Plan, the purchase price at which a share of our common stock is sold in an offering may be the lower of 85% (or such greater percentage as designated by the committee) of the fair market value of a share on the first trading day of the offering period, or 85% of the fair market value of a share of our common stock on the last trading day of the offering period. The purchase price may be adjusted from time to time by the committee but may never offer a discount of more than 15% of the fair market value of the Corporation’s common stock. Initially, the purchase price of each shares of common stock purchased under the Plan will be equal to the lower of 90% of the fair market value of a share on the first trading day of the offering period, or 90% of the fair market value of a share of our common stock on the last trading day of the offering period

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions during the offering period. At any time during the offering period, a participant may alter his or her payroll deductions only once by filing an appropriate form with the Corporation at least 30 days in advance of the purchase date. All accumulated payroll deductions will be used to automatically purchase shares of the Corporation’s common stock on the purchase date of each offering.

Purchase of Stock

On each purchase date of an offering period, the Corporation will purchase for each participant the maximum number of whole shares at the applicable purchase price with the accumulated contributions in the participant's account.

Withdrawal

Each participant may withdraw from a given offering by filing an appropriate form with the Corporation at least 30 days in advance of the purchase date. Promptly after receipt of the withdrawal notification, the accumulated payroll deductions held on behalf of the participant will be paid to the participant and no further payroll deductions will be made on behalf of such participant. Withdrawal from an offering will not have any effect upon the participant's ability to participate in future offerings under the Plan, but such employee will be required to deliver a new payroll deduction authorization in order to participate in such future offerings.

Termination of Employment

Upon termination of the participant's continuous status as an employee for any reason, including death, disability or retirement or a change in the participant’s employment status at least 30 days prior to a purchase date, the payroll deductions will terminate and any accumulated payroll deductions through the date of termination will be refunded without interest thereon.

Restrictions on Transfer

Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares of common stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant (other than by will, the laws of descent and distribution or designation of a beneficiary).

Duration, Termination and Amendment

The Plan will terminate on the earlier of: (a) the date on which there are no additional shares reserved for issuance under the Plan; (b) the date the committee terminates the Plan; or (c) February 20, 2035. If the Plan is terminated during an offering prior to any purchase date, we will refund to each participant an amount equal to the balance in the participant's payroll deductions (without interest, except as required by law). Subject to applicable law, the Corporation may amend the Plan in any respect, without shareholder approval; provided, however, that the Plan generally may not be amended in any manner that will retroactively impair or otherwise adversely affect a participant's rights in any material manner that have accrued prior to the date of such action.

Federal Income Tax Information

The amount of payroll deductions to purchase stock under the Plan will be after-tax dollars. Thus, such amount will already have been subjected to all taxes normally applicable to compensation income, including federal, state and local income taxes and Social Security and Medicare taxes. A participant will not be required to report taxable income either when he or she begins participating in the Plan, on the offer date at the beginning of each offering period, or on the purchase date at the end of each offering period.

A participant will have taxable income in the year in which there is a “disposition” of any shares purchased under the Plan. A “disposition” generally includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the participant's spouse, a transfer into community property with the participant's spouse or a transfer into joint ownership with right of survivorship if the participant remains one of the joint owners.

In the event of a disposition within two (2) years of the date of grant of the option to purchase a share or within one (1) year after the date of the acquisition of the share, the participant will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the share on the date the share was purchased over the amount paid for the share. The amount of ordinary income recognized will decrease the capital gain or increase the capital loss recognized by the participant on the sale of the share. The Corporation will be entitled to a corresponding tax deduction for any ordinary income recognized. The participant will be subject to either long-term or short-term capital gains or losses based on how long he or she holds the shares following the respective purchase date. Generally, if a share is held for more than one year following the purchase date, any gain or loss on sale will be treated as a long-term capital gain or loss, and any gain or loss on shares held for less time will be treated as a short-term capital gain or loss.

In the event of a disposition of a share by the participant after the expiration of the two-year and one-year periods noted above, or the death of the participant while holding the share, the participant will recognize compensation taxable as ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the share on the first day of the offering period over the amount paid for the share, or (b) the excess of the fair market value of the share on the date of sale or death over the amount paid for the share. The balance of any gain or loss will be treated as capital gain or capital loss in accordance with the general description above. The Corporation is not entitled to a tax deduction at the time of sale or death for any income recognized by the participant.

Tax Advice

The preceding discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Plan. A participant may also be subject to state and local taxes in connection with the grant of options under the Plan. The Corporation strongly encourages participants to consult with their individual tax advisors to determine the applicability of the tax rules to the options granted to them in context of their personal circumstances.

New Plan Benefits

Because participation in the Plan will be voluntary, we cannot determine the dollar value or benefits that will be received by or allocated to any participant in the Plan. No individual options have been granted to any employee under the Plan that are contingent on the approval of the Corporation's shareholders.

Vote Required for Approval and Adoption

The affirmative vote of a majority of the votes cast at the annual meeting is necessary to approve and adopt the Plan. Abstentions and broker non-votes, if any, will have no effect on whether or not this proposal is approved and adopted.

Registration with the SEC

If the Plan is approved and adopted by our shareholders, we intend to file a Registration Statement on Form S-8 relating to the Plan with the SEC pursuant to the Securities Act as soon as possible after such approval and adoption.

The Board of Directors recommends that you vote FOR approval and adoption of the Franklin Financial Services Corporation Employee Stock Purchase Plan of 2025.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed the audited consolidated financial statements of Franklin Financial for the year ended December 31, 2024 and has discussed these financial statements with management and with Franklin Financial's independent registered public accounting firm, Crowe LLP ("Crowe"). The Audit Committee also has discussed with Crowe the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received from Crowe the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding, and has discussed with Crowe, its independence from Franklin Financial and its management.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that Franklin Financial's audited consolidated financial statements for the year ended December 31, 2024 be included in Franklin Financial's Annual Report on Form 10-K for that year.

In connection with the standards for accountant's independence adopted by the SEC, the Audit Committee considers in advance of the provision of any non-audit services by Franklin Financial's independent accountants whether the provision of such services is compatible with maintaining the independence of such accountants.

This report is not intended to be "soliciting material," is not intended to be "filed" with the SEC and is not intended to be incorporated by reference into any filing made by Franklin Financial with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether such filing is made before or after the date hereof and notwithstanding any general incorporation language contained in any such filing.

The foregoing report is submitted by the Audit Committee:

Kevin W. Craig, Chairman

Martin R. Brown

G. Warren Elliott

Daniel J. Fisher

Allan E. Jennings, Jr.

Donald H. Mowery

Kimberly M. Rzomp

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

General Information

For the year ended December 31, 2024, Franklin Financial engaged Crowe LLP to audit its consolidated financial statements. Representatives of Crowe LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Information About Fees

Aggregate fees billed to Franklin Financial by Crowe LLP for services rendered in 2024 and 2023 are presented below:

	Years Ended December 31
	2024	2023
Audit Fees	$308,752	$299,728
Audit Related Fees	-	100,000
Total Fees	$308,752	$399,728

Audit Fees include fees billed for professional services related to the audit of Franklin Financial’s annual consolidated financial statements, including audit of internal controls, and the review of the unaudited financial statements included in Franklin Financial’s Quarterly Reports on Form 10-Q.

Audit Related Fees include fees billed for professional audit related services consisting principally of consultation with respect to accounting matters.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and legally permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval or such other detailed information as the Audit Committee deems appropriate. The Audit Committee may delegate to subcommittees of one or more of its members the authority to pre-approve all auditing and permitted non-audit services (including the authority to approve non-audit services pursuant to the de minimis exception set forth in applicable SEC rules and regulations), provided that such decisions are presented to the full Committee at it next scheduled meeting. All audit and permissible non-audit services provided by Crowe LLP in 2024 were either pre-approved by the Audit Committee or approved and reported under the de minimis exception set forth in the applicable SEC rules and regulations.

PROPOSAL 4 - RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Under the Audit Committee’s Charter, the Audit Committee is responsible for selecting the Corporation’s independent auditors. The Audit Committee evaluates and monitors the auditors’ qualifications, performance and independence. You can learn more about the Audit Committee’s responsibilities with respect to the independent auditors in the Audit Committee’s charter, which is posted on our website at www.franklinfin.com.

The Audit Committee presented its conclusions regarding the independent auditors to our Board of Directors. Following this presentation, the Board voted to recommend that shareholders vote to ratify the Audit Committee’s selection of Crowe LLP as the Corporation’s independent registered public accounting firm for 2025.

The Audit Committee and Board have adopted a policy that if a majority of the votes cast at the annual meeting is against ratification, the Audit Committee will reconsider its selection of Crowe LLP. The Audit Committee, however, will be under no obligation to select new independent auditors. If the Audit Committee does select new independent auditors for 2025, the Corporation will not seek shareholder ratification of the Audit Committee’s new selection. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Corporation and our shareholders.

you
The Board of Directors recommends you vote FOR the ratification of the Audit Committee’s selection of Crowe LLP, as the independent registered public accounting firm for 2025.

ADDITIONAL INFORMATION

Key Employees

The following persons are key employees of Franklin Financial as of the proxy date (some of whom are officers of F&M Trust):

Name	Age	Office Held
Timothy G. Henry	66	Chief Executive Officer, Franklin Financial and F&M Trust, since 2016
		Senior Vice President, BB&T 2013 - 2016
Craig W. Best	64	President, Franklin Financial and F&M Trust since 2025
		Chief Executive Officer and Director of Peoples Financial Services Corporation and its wholly-owned
		subsidiary, Penn Security Bank and Trust from May 2020 to December 31, 2024
		President and Chief Executive Officer of Peoples Financial Services Corporation and Peoples Security Bank
		and Trust Company from November 2013 to May 2020
Charles B. Carroll, Jr.	53	Executive Vice President, Chief Operating Officer, F&M Trust since 2023
		Executive Vice President, Chief Administration Officer and Director of Consumer Bank, S&T Bank 2019 - 2022
		Senior Vice President, Director of Mortgage and Consumer Lending, S&T Bank, 2018 - 2019
Mark R. Hollar	63	Executive Vice President, Treasurer and Chief Financial Officer, Franklin Financial and F&M Trust, since 2006
Steven D. Butz	60	Senior Vice President and Chief Commercial Services Market Manager, F&M Trust, since 2013
Karen K. Carmack	53	Senior Vice President and Chief Human Resources Officer, F&M Trust, since 2006
Scott D.Ehrig	58	Senior Vice President, Chief Wealth Management Officer, F&M Trust since 2020
		Co-Chief Investment Officer FMA Advisory 2016 - 2020
		Wilmington Trust/M&T Bank 2005 - 2016
Louis J. Guistini	60	Senior Vice President, Chief Retail Services Manager, F&M Trust, since 2022
		Regional Consumer EVP Community/Small Business Banking, Fulton Financial Corporation 2017 - 2020
Lorie M. Heckman	61	Executive Vice President, Chief Risk Officer, F&M Trust, since 2015
David M. Long	36	Senior Vice President, Chief Technology Officer, F&M Trust since 2022
		Director of Security and Infrastructure, Howard Bank, 2018 - 2022
Matthew D. Weaver	55	Senior Vice President, Chief Marketing Officer, F&M Trust since 2014

Transactions with Related Persons

Some of the directors and executive officers of Franklin Financial and the companies with which they are associated were customers of and had banking transactions with F&M Trust in the ordinary course of business during 2024. All loans and commitments to loans made to such persons and the companies with which they are associated were made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectability or present other unfavorable features. It is anticipated that F&M Trust will enter into similar transactions in the future. No loan to any director or executive officer is past due, in nonaccrual status, a troubled debt restructuring or considered a potential problem loan.

In accordance with the terms of Franklin Financial's Corporate Governance Guidelines (which are posted on Franklin Financial's website at www.franklinfin.com), any transaction involving Franklin Financial or any direct or indirect subsidiary of Franklin Financial and an executive officer, a director, a nominee for election to the Board of Directors, or a five percent or greater shareholder (or a member of his or her immediate family or a company or other entity in which he or she has, directly or indirectly, a financial interest) must be submitted for review by the Audit Committee, except that any proposed loan to any such person or entity is submitted to the entire Board of Directors for review. It is the policy of the Corporation not to engage in any such transaction except upon full disclosure of the involvement of such persons and approval by a majority of the disinterested directors. Extensions of credit to such persons also may be subject to F&M Trust’s Regulation O policy.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of Franklin Financial file with the SEC reports of ownership and changes in ownership with respect to shares of Franklin Financial common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, Franklin Financial determined that all transactions were filed on a timely basis in 2024 except for one (1) late Form 4 for one (1) transaction for Director Kerlin related to a transfer of shares as part of a family estate settlement, and one (1) late Form 4 for one (1) transaction for COO Carroll, related to a purchase through the Employee Stock Purchase Plan.

Anti-Hedging/Pledging Policy

Our Board of Directors has not adopted a hedging policy with respect to transactions by our directors, officers and employees that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Shareholder Communication with the Board of Directors

Shareholders and other interested individuals who wish to communicate with the Board of Directors (including, specifically, the non-management directors) may do so by letter addressed to:

Chairman of the Board

Franklin Financial Services Corporation

P.O. Box 6010

Chambersburg, Pennsylvania 17201-6010.

Shareholders and other interested individuals who wish to express a concern relating to accounting or audit related matters may do so by letter addressed to either the Chairman of the Board or Internal Auditor at:

Franklin Financial Services Corporation

P.O. Box 6010

Chambersburg, Pennsylvania 17201-6010.

Householding of Proxy Materials

In accordance with a notice sent to all shareholders with the same last name who share the same address, only one copy of Franklin Financial's Proxy Materials, annual report and proxy statement will be sent to that address, unless contrary instructions are given to Franklin Financial. This practice, known as "householding," is designed to reduce Franklin Financial's printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate Proxy Materials, annual report and proxy statement in the future, the shareholder may call Franklin Financial's Corporate Secretary at (717) 261-3553, communicate the request by E-mail addressed to amanda.ducey@f-mtrust.com or write to:

Corporate Secretary

Franklin Financial Services Corporation

P.O. Box 6010

Chambersburg, Pennsylvania 17201-6010

If a shareholder is receiving multiple copies of Franklin Financial's Proxy Materials, annual report and proxy statement, the shareholder may request to receive only a single copy of these materials by contacting Franklin Financial's Corporate Secretary in the same manner.

Annual Report on Form 10-K

A copy of the annual report of Franklin Financial for the year ended December 31, 2024 on Form 10-K as filed with the SEC is available without charge to shareholders, depositors and other interested individuals upon request by email to mark.hollar@f-mtrust.com, or addressed to:

Mark R. Hollar

Executive Vice President and Chief Financial Officer

Franklin Financial Services Corporation

P.O. Box 6010

Chambersburg, Pennsylvania 17201-6010.

Franklin Financial's Form 10-K, as well as its other periodic reports filed with the SEC pursuant to Section 15(d) of the Securities Exchange Act of 1934, are available on Franklin Financial's website at www.franklinfin.com.

OTHER MATTERS

The Board of Directors of Franklin Financial knows of no matters, other than those discussed in this Proxy Statement, which will be presented at the 2025 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors of Franklin Financial.

BY ORDER OF THE BOARD OF DIRECTORS

MARK R. HOLLAR, Executive Vice President, Treasurer and Chief Financial Officer

Chambersburg, Pennsylvania

March 25, 2025

Appendix A

FRANKLIN FINANCIAL SERVICES CORPORATION

EMPLOYEE STOCK PURCHASE PLAN

1.Purpose. This Franklin Financial Services Corporation Employee Stock Purchase Plan (the “Plan”) is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company and to acquire a stake in its future through the purchase of shares of Common Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the Plan shall be interpreted in a manner that is consistent with that intent.

2.Definitions.

“Board or Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means the committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock of the Company, par value $1.00 per share.

“Company” means Franklin Financial Services Corporation, a Pennsylvania corporation, including any successor thereto.

“Compensation” means base salary, wages, annual bonuses and commissions paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, including overtime, vacation pay, holiday pay, jury duty pay and funeral leave pay, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards.

“Corporate Transaction” means a merger, consolidation, acquisition of property or stock, separation, reorganization or other corporate event described in Section 424 of the Code.

“Custodian” means the agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 19.11 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Company or a Participating Subsidiary that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period of time specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

“Eligible Employee” means an Employee who (i) has been employed by the Company or a Participating Subsidiary for at least six (6) months and (ii) is customarily employed for at least twenty (20) hours per week. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering, Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the shares of Common Stock as determined below. If the shares are listed on any established stock exchange or a national market system, including, without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share (or if no sales were reported, the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination. In the absence of an established market for the shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Offering Date” means the first Trading Day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means a period of defined , pursuant to Section 5. The Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means Farmers and Merchants Trust Company of Chambersburg and such other Subsidiaries that may be designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan.

“Plan” means this Franklin Financial Services Corporation Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last Trading Day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation or other similar entity, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such entity exists now or is hereafter organized or acquired by the Company or a Subsidiary. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3.Administration. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, engaging a Custodian and consultants. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4.Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit their rights to purchase stock under all employee stock purchase plans (described in

Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5.Offering Periods. The Plan shall be implemented by a series of Offering Periods, each of which shall be no less than three (3) months or more than twelve (12) months in duration, with new Offering Periods commencing on such times as determined by the Committee. The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods.

6.Participation.

6.1Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company, in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from their pay check in a fixed dollar amount, which is at least equal to the fixed amount established by the Committee, but, not more than 10% of their Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee, a Participant may not make any separate contributions or payments to the Plan.

6.2Election Changes. During an Offering Period, a Participant may decrease or increase their rate of payroll deductions applicable to such Offering Period only once. To make such a change, the Participant must submit a new Enrollment Form authorizing the new rate of payroll deductions at least 30 days before the Purchase Date. A Participant may decrease or increase their rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least 30 days before the start of the next Offering Period.

6.3Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 10, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

7.Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 500 shares of Common Stock during an Offering Period (subject to adjustment in accordance with Section 18 and the limitations set forth in Section 13 of the Plan).

8.Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. No fractional shares may be purchased; however, at the discretion of the Committee, either (i) notional fractional shares of Common Stock may be allocated to the Participant’s ESPP Share Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, or (ii) any residual accumulated payroll deductions that are insufficient to purchase a whole share may be carried forward and applied toward the purchase of shares in the next Offering period, subject to earlier withdrawal by the Participant in accordance with Section 10 or termination of employment in accordance with Section 11.

9.Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of their option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Custodian and may require that the shares of Common Stock be retained with such Custodian for a specified period of time. Participants will not have any voting, dividend or other rights of a shareholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares of Common Stock have been delivered pursuant to this Section 9.

10.Withdrawal.

10.1Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating their election to withdraw at least 30 days before the Purchase Date. The accumulated payroll deductions held on behalf of a Participant in their notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant’s Enrollment Form indicating their election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

10.2Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon their eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

11.Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs at least thirty (30) days before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 17, and the Participant’s option shall be automatically terminated. If the Participant’s termination of employment or change in status occurs within thirty (30) days before a Purchase Date, the accumulated payroll deductions shall be used to purchase shares on the Purchase Date.

12.Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

13.Shares Reserved for Plan.

13.1Number of Shares. A total of 250,000 shares of Common Stock have been reserved as authorized for the grant of options under the Plan. The shares of Common Stock may be newly issued shares, treasury shares, shares acquired on the open market or from any other proper source.

13.2Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

14.Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 17 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be null, void and without effect.

15.Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

16.Statements. Participants will be provided with statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

17.Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under the Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period.

18.Adjustments Upon Changes in Capitalization; Dissolution or Liquidation; Corporate Transactions.

18.1Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs, then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 7 and Section 13.

18.2Dissolution or Liquidation. Unless otherwise determined by the Committee, in the event of a proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a new Purchase Date and the Offering Period will end immediately prior to the proposed dissolution or liquidation. The new Purchase Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

18.3Corporate Transaction. In the event of a Corporate Transaction, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or Subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute the option, the Offering Period with respect to which the option relates will be shortened by the Committee setting a new Purchase Date on which the Offering Period will end. The new Purchase Date will occur before the date of the Corporate Transaction. Prior to the new Purchase Date, the Committee will provide each Participant with written notice, which may be electronic, of the new Purchase Date and that the Participant’s option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 10.

19.General Provisions.

19.1Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

19.2No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

19.3Rights as Shareholder. A Participant will become a shareholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant’s ESPP Share Account. A Participant will have no rights as a shareholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.

19.4Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

19.5Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

19.6Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

19.7Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of shares of Common Stock acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two (2) years after the Offering Date or within one (1) year after the Purchase Date.

19.8Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 19.9, shall have a term of ten (10) years.

19.9Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 18). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

19.10Applicable Law. The laws of the Commonwealth of Pennsylvania shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

19.11Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

19.12Section 423. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

19.13Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

19.14Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

19.15Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

Franklin Financial Services Corporation

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2025 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, and 4.

1. Election of Directors:

	For	Withhold
01 - Martin R. Brown	☐	☐
02 - Gregory A. Duffey	☐	☐
03 - Gregory I. Snook	☐	☐

	For	Against	Abstain
2. Say on Pay – Executive Compensation	☐	☐	☐
3. Employee Stock Purchase Plan of 2025	☐	☐	☐
4. Ratification of Selection of Independent Audit Firm	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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3 3 D V

043QPC

The 2025 Annual Meeting of Shareholders of Franklin Financial Services Corporation will be held on Tuesday, April 29, 2025 at 9:00 a.m. local time, virtually via the internet at meetnow.global/FRAF2025

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Franklin Financial Services Corporation

Notice of 2025 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — April 29, 2025, 9:00 a.m. local time

Amanda M. Ducey or Zoe R. Clayton, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Franklin Financial Services Corporation to be held on Tuesday, April 29, 2025 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Meeting Attendance
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